EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of NDS Group plc (the “registrant”) for the three months ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “report”), I, Abraham Peled, Executive Director, President and Chief Executive Officer of the registrant, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

By /s/ Abraham Peled_______________________________

Abraham Peled
Chief Executive Officer

Date: February 8, 2005

E-35